                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3229

                               SCUDDER FUNDS TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Short-Term Bond Fund

Annual Report to Shareholders

December 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2003

Classes A, B and C

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have a 1% front-end sales charge and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 3-, 5- and 10-year periods shown for Class A and B and all periods for Class C reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Short-Term Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Short-Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.36%	4.45%	4.36%	4.21%
Class B	1.54%	3.61%	3.52%	3.38%
Class C	1.66%	3.67%	3.57%	3.41%
Lehman 1-3 Year Government/Credit Index+	2.81%	5.93%	5.79%	5.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 12/31/03	$ 10.53	$ 10.53	$ 10.54
12/31/02	$ 10.67	$ 10.67	$ 10.68
Distribution Information: Twelve Months: Income Dividends	$ .40	$ .31	$ .31
December Income Dividend	$ .0332	$ .0260	$ .0261
SEC 30-day Yield+++	2.43%	1.68%	1.83%
Current Annualized Distribution Rate+++	3.78%	2.96%	2.97%

+++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 1.74% for Class C had certain expenses not been reduced.
Class A Lipper Rankings - Short Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	72	of	151	48

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Short-Term Bond Fund - Class A [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge)
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,954	$11,082	$12,037	$14,691
	Average annual total return	-.46%	3.48%	3.78%	3.92%
Class B	Growth of $10,000	$9,858	$10,923	$11,792	$13,942
	Average annual total return	-1.42%	2.99%	3.35%	3.38%
Class C	Growth of $10,000	$10,064	$11,030	$11,796	$13,850
	Average annual total return	.64%	3.32%	3.36%	3.31%
Lehman 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,281	$11,886	$13,252	$17,735
	Average annual total return	2.81%	5.93%	5.79%	5.90%

The growth of $10,000 is cumulative.

+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 3-, 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on August 14, 2000 are derived from the historical performance on Class S shares of the Scudder Short-Term Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns
Scudder Short-Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	2.73%	4.73%	4.63%	4.49%
Class AARP	2.73%	4.73%	4.64%	4.50%
Lehman 1-3 Year Government/Credit Index+	2.81%	5.93%	5.79%	5.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/03	$ 10.54	$ 10.53
12/31/02	$ 10.68	$ 10.68
Distribution Information: Twelve Months: Income Dividends	$ .43	$ .43
December Income Dividend	$ .0355	$ .0355
SEC 30-day Yield*	2.76%	2.76%
Current Annualized Distribution Rate*	4.04%	4.05%

* Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - Short Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	45	of	151	30
3-Year	66	of	111	59
5-Year	67	of	93	72
10-Year	40	of	44	89

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Short-Term Bond Fund - Class S [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended December 31

Comparative Results
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,273	$11,488	$12,542	$15,520
	Average annual total return	2.73%	4.73%	4.63%	4.49%
Class AARP	Growth of $10,000	$10,273	$11,489	$12,546	$15,524
	Average annual total return	2.73%	4.73%	4.64%	4.50%
Lehman 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,281	$11,886	$13,252	$17,735
	Average annual total return	2.81%	5.93%	5.79%	5.90%

The growth of $10,000 is cumulative.

+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Short-Term Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Short-Term Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sean McCaffrey, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2002.

• Prior to that, Fixed Income Analyst, Fidelity Investments, from 1991-1996.

• Head of Fixed Income Enhanced Strategies and Mutual Funds Group, Portfolio Manager for structured and quantitatively-based active investment grade and enhanced fixed-income strategies underlying retail mutual fund and institutional mandates.

• MBA, Yale University.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Previously worked at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank) as a portfolio manager (1983-1988, 1993-1998) and foreign exchange currency and option trader from 1988 to 1995.

• BIS, University of Minnesota.

In the following interview, portfolio managers Sean McCaffrey and William Chepolis discuss Scudder Short-Term Bond Fund's strategy and the market environment during the 12-month period ended December 31, 2003.

Q: How did the bond market perform during 2003?

A: Bonds performed well in 2003, as investors responded to the positive combination of a gradual economic recovery worldwide, low inflation, and the continued policy stance of the US Federal Reserve in favor of low interest rates. In this environment, Treasuries produced modestly positive total returns. Volatility was high, however, reflecting the market's rapidly changing outlook regarding the direction of the economy. Treasuries started the year on a strong note, with prices rising (and yields falling) through the first five months of the year due to continued slow economic growth and concerns about the war in Iraq. Yields reached their low point in June, following comments from the Federal Reserve that were widely interpreted to mean that it would be willing to take unusual means - such as buying long-term bonds in the market - to keep interest rates down. The yield on the 2-year note touched a low of 1.08% on June 13, compared to 1.60% at the start of the year. The environment quickly took a turn for the worse in July, when the Fed essentially retracted its previous statements. Yields soared (reflecting falling prices) as investors reassessed the outlook for the bond market. Treasury yields continued to rise through August as the US economy began to show signs of an improvement, then leveled off in the fourth quarter. The 2-year note closed the year with a yield of 1.82%, slightly above its level at the end of 2002. (See next page for Treasury bond yields over the period.)

Treasury Bond Yield Curve (as of 12/31/02 and 12/30/03)

Past performance is no guarantee of future results.

Source: Bloomberg

The environment of improving economic growth provided a positive backdrop for the so-called "spread sectors" of the bond market, which generally outperformed Treasuries during the period.1 Corporate bonds - especially lower-quality corporates - were among the strongest fixed-income performers for 2003.

1 Spread sectors are the areas of the bond market that typically offer yields higher than Treasuries. "Spread" refers to the difference in yield between the individual non-Treasury sectors compared with the yields of Treasury securities.

Q: How did the fund perform during the period?

A: For the 12 months ended December 31, 2003, the Class A shares of the fund returned 2.36% (unadjusted for sales charges which, if included, would have reduced performance). In comparison, the fund's unmanaged benchmark, the Lehman 1-3 Year Government/Credit Index2, returned 2.81%. For the 12-month period, the fund underperformed its average peer in the Lipper Short

2 The Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Grade Debt Funds category3, which gained 2.51%. (Please see pages 4 through 9 for the performance for other share classes).

3 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It is not possible to invest directly in a category or any index.

We actively manage the fund with a focus on risk management, meaning that we closely examine the risk-return trade-off of each individual security, as well as how the purchase (or sale) of a particular security will affect the positioning of the portfolio overall. At the same time, we avoid making "bets" on interest rates or establishing large overweight positions in individual issues. We instead focus on the area where we believe we can add the most value - individual security selection. We also stress broad diversification, particularly with regard to the fund's holdings in the corporate sector, so that the fund is not excessively vulnerable to a decline in a single issuer. Our belief is that over time, this will be a more effective approach than one that is based on predicting the direction of the economy or interest rates.

The fund's long-term performance record (for Class S shares) remains behind its peer group. Its 3-, 5- and 10-year returns as of December 31, 2003 trail the returns of its Lipper peer group for the same periods (The Lipper peer group returned 4.78%, 4.95% and 5.15% for the 3-, 5- and 10-year periods, respectively.) Since we took over the fund's management duties in April 2002, we have been committed to improving its track record. We believe its strong relative performance over the past year (2.73% for Class S shares) represents an important step in this direction.

Q: How is the fund positioned, and what changes did you make over the course of the year?

A: The most notable shift was our move away from single family mortgage-pass throughs and agency collateralized mortgage obligations and into asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).4 We did not hold a favorable view of most mortgage-backed securities since homeowners tend to refinance and prepay their mortgages when interest rates are low. Since investors must then reinvest the proceeds of these payments at lower rates, the asset class becomes less popular and can underperform during such periods. The fact that we reduced the fund's position in this area from approximately 24% of assets at the beginning of the year to about 7% by year-end was a positive for performance.

4 Mortgage pass-throughs are securities backed by a pool of individual mortgages that pass interest and principal payments through to investors. Homeowners make their mortgage payments to a bank; after deducting a service charge, the bank forwards the mortgage payments to the holders of the securities.
Collateralized mortgage obligations (CMOs) are mortgage-backed bonds that separate mortgage pools into different maturity classes. CMOs are usually backed by the government or other top-grade mortgages and have AAA-ratings. In exchange for lower yields, CMOs offer increased security about the life of the investment compared to conventional mortgage-backed securities. However, homeowners' mortgage prepayments can still affect the rate at which the bonds are repaid.
Asset-backed securities (ABS) are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies, or other providers of credit.
Commercial mortgage-backed securities (CMBS) are securities where mortgages are pooled, securitized and sold to investors, and collateralized by commercial mortgages.

As we reduced the fund's position in mortgages, we increased its weighting in asset-backeds from about 16% at the end of last year to almost 24% by the close of 2003. This is close to the maximum weighting of 25% the fund is allowed to hold in any one area of the market. At the same time, its weighting in CMBS rose from just over 3% at the end of 2002 to over 14% by year-end 2003. We favored the ABS and CMBS areas because they were out of favor with the market, meaning that we were able to find a wealth of attractive values. By "value", in this context, we are referring to individual securities that we believed offered yields that more than compensated us for their risk. In this area, we are able to put our research capabilities to work. Many investors do not devote a great deal of resources to the asset-backed and commercial mortgage-backed sectors, making it possible to find securities whose prices do not reflect their actual value. With an experienced team of analysts available to research the sector, we were able to identify such opportunities. The fund's holdings in the ABS and CMBS groups performed well and proved to be a key factor behind its strong showing versus its peer group.

In the corporate sector, we continued to emphasize diversification. At the end of 2002, the fund held less than 50 individual corporate positions and the average weighting in each position was approximately 0.6% of the fund's total assets. At the close of 2001, this number was higher: the average position in corporates was about 1.0% of fund assets. In comparison, the fund held well over 100 individual positions (some by the same issuer) at the end of 2003, each of which, on average, made up about 0.3% of the portfolio. In the past, the fund was hurt by its high concentration levels in the corporate sector. Such an approach can lead to both higher volatility and a higher likelihood that performance will be hurt by some difficulty in a single holding. In contrast, we seek to limit this risk as much as possible. Fortunately, we avoided such issues during 2003, which we credit to the strength of our fundamental research.

The fund's duration5 stood at 1.86 years at the close of 2003. This was in line with the benchmark's duration of 1.83 years. Our goal is to keep the fund's duration as close to the duration of the benchmark as possible. In this way, performance will be the result of our individual security selection and not our views on the direction of interest rates.

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one percentage point drop in interest rates, and fall by 1.25% for a one percentage point rise in interest rates.

Q: What do you see as potential risks to the bond market's performance in the future?

A: The year ahead may bring a slightly more challenging environment than what we have witnessed in the past three years. Fixed income investors will be closely watching the outlook for inflation, the presidential elections, and the direction of the dollar in relation to foreign currencies. Having said this, we are comfortable with the current positioning of the portfolio, and we continue to find investment opportunities in the non-Treasury areas of the market. We believe our continued focus on research and individual security selection will help us continue to improve the fund's long-term performance record.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Diversification	12/31/03	12/31/02

Corporate Bonds	30%	24%
Asset Backed	23%	16%
US Government Backed	19%	18%
Commercial Mortgage Backed	14%	3%
Collateralized Mortgage Obligations	7%	15%
Government National Mortgage Association	2%	5%
Cash Equivalents, net	2%	3%
Foreign Bonds - US$ Denominated	2%	1%
US Agency Obligations	1%	11%
US Government Agency Sponsored Pass-Thrus	-	4%
	100%	100%

Quality	12/31/03	12/31/02

US Government & Treasury Obligations	23%	43%
AAA*	32%	20%
AA	11%	5%
A	19%	12%
BBB	11%	17%
Not Rated	4%	3%
	100%	100%

Effective Maturity	12/31/03	12/31/02

Under 1 year	9%	19%
1 < 5 years	90%	75%
5 < 8 years	1%	6%
	100%	100%

* Category includes cash equivalents, net.

Diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2003

	Principal Amount ($)	Value ($)

Corporate Bonds 30.3%
Consumer Discretionary 2.8%
AOL Time Warner, Inc., 6.125%, 4/15/2006	4,500,000	4,844,372
Continental Cablevision, Inc., 8.3%, 5/15/2006	4,500,000	5,045,310
DaimlerChrysler NA Holding Corp., 6.4%, 5/15/2006	2,500,000	2,678,518
Fortune Brands, Inc., 2.875%, 12/1/2006	2,000,000	2,012,382
Liberty Media Corp., 3.5%, 9/25/2006	1,000,000	1,004,997
Lowe's Companies, Inc., 7.5%, 12/15/2005	2,000,000	2,207,630
News America Holdings, Inc., 8.5%, 2/15/2005	2,000,000	2,128,980
Target Corp., 5.95%, 5/15/2006	1,000,000	1,080,919
Viacom, Inc., 6.4%, 1/30/2006	3,000,000	3,239,523
Wal-Mart Stores, Inc., 5.875%, 10/15/2005	5,000,000	5,347,180
Walt Disney Co., 6.75%, 3/30/2006	1,000,000	1,087,646
		30,677,457
Consumer Staples 2.2%
Bottling Group LLC, 2.45%, 10/16/2006	1,500,000	1,493,352
Coca-Cola Enterprises, Inc.:
2.5%, 9/15/2006	2,500,000	2,493,208
8.0%, 1/4/2005	5,000,000	5,302,700
Conagra Foods, Inc., 7.5%, 9/15/2005	3,500,000	3,802,593
General Mills, Inc., 2.625%, 10/24/2006	1,000,000	994,513
Kraft Foods, Inc., 4.625%, 11/1/2006	4,000,000	4,174,112
Procter & Gamble Co., 4.0%, 4/30/2005	2,260,000	2,329,170
Safeway, Inc., 2.5%, 11/1/2005	1,000,000	990,316
Tyson Foods, Inc., 7.25%, 10/1/2006	750,000	821,875
Unilever Capital Corp., 6.875%, 11/1/2005	1,000,000	1,084,369
		23,486,208
Energy 2.1%
Alabama Power Co., 2.8%, 12/1/2006	2,823,000	2,834,713
Conoco Funding Co., 5.45%, 10/15/2006	4,000,000	4,291,584
Devon Energy Corp., 2.75%, 8/1/2006	4,000,000	4,001,860
Florida Power and Light, 6.875%, 12/1/2005	1,000,000	1,087,915
Occidental Petroleum Corp., 7.65%, 2/15/2006	1,000,000	1,095,811
Phillips Petroleum Co., 8.5%, 5/25/2005	6,000,000	6,540,726
Transocean, Inc., 6.75%, 4/15/2005	1,000,000	1,055,866
Valero Energy Corp., 7.375%, 3/15/2006	2,000,000	2,193,886
		23,102,361
Financials 16.8%
ABN Amro Bank NV, 7.25%, 5/31/2005	1,000,000	1,075,667
ABN Amro Bank NV Chicago, 7.55%, 6/28/2006	1,000,000	1,126,922
Allstate Corp., 7.875%, 5/1/2005	1,000,000	1,078,821
American General Finance Corp.:
3.0%, 11/15/2006	1,500,000	1,509,599
5.875%, 7/14/2006	3,000,000	3,237,387
Bank of America Corp., 4.75%, 10/15/2006	5,000,000	5,278,630
Bank One Corp.:
6.5%, 2/1/2006	1,000,000	1,085,486
6.875%, 8/1/2006	1,000,000	1,105,847
7.625%, 8/1/2005	4,000,000	4,353,596
BB&T Corp., 6.375%, 6/30/2005	1,000,000	1,064,216
Bear Stearns Co., Inc., 3.0%, 3/30/2006	2,000,000	2,030,112
Caterpillar Financial Service Corp.:
2.59%, 7/15/2006	3,000,000	3,018,969
5.95%, 5/1/2006	1,500,000	1,618,563
CIT Group, Inc., 4.125%, 2/21/2006	3,500,000	3,621,828
Citigroup, Inc.: 5.5%, 8/9/2006	2,000,000	2,145,056
6.75%, 12/1/2005	12,500,000	13,579,825
Credit Suisse First Boston USA, Inc., 5.875%, 8/1/2006	2,500,000	2,698,580
Donaldson, Lufkin & Jenrette Securities Corp., 6.875%, 11/1/2005	1,000,000	1,085,519
EOP Operating LP, 6.625%, 2/15/2005	2,000,000	2,101,242
First Union Corp., 7.55%, 8/18/2005	6,000,000	6,540,828
FleetBoston Financial Corp.:
4.875%, 12/1/2006	1,000,000	1,060,845
7.25%, 9/15/2005	3,500,000	3,805,939
Ford Motor Credit Co.:
6.875%, 2/1/2006	4,000,000	4,269,232
7.6%, 8/1/2005	14,500,000	15,497,803
General Electric Capital Corp.:
2.85%, 1/30/2006	6,000,000	6,085,812
6.8%, 11/1/2005	5,500,000	5,972,384
General Motors Acceptance Corp.:
6.75%, 1/15/2006	6,000,000	6,441,294
7.5%, 7/15/2005	8,000,000	8,597,648
Goldman Sachs Group, Inc., 7.625%, 8/17/2005	7,000,000	7,650,692
Hartford Financial Services Group, Inc., 2.375%, 6/1/2006	1,500,000	1,492,488
Household Finance Corp.:
6.5%, 1/24/2006	5,500,000	5,948,118
8.0%, 5/9/2005	1,500,000	1,621,686
John Deere Capital Corp., 3.125%, 12/15/2005	3,000,000	3,059,277
JP Morgan Chase & Co., 5.625%, 8/15/2006	2,500,000	2,687,253
Lehman Brothers Holdings, Inc.:
6.25%, 5/15/2006 (b)	3,500,000	3,802,400
6.625%, 2/5/2006	1,500,000	1,631,090
Marshall & Ilsley Corp., 5.75%, 9/1/2006	2,570,000	2,783,184
Merrill Lynch & Co., 6.15%, 1/26/2006	4,000,000	4,312,588
Morgan Stanley Dean Witter & Co.:
6.1%, 4/15/2006	3,500,000	3,787,420
7.75%, 6/15/2005	3,000,000	3,256,215
National City Corp., 7.2%, 5/15/2005	2,500,000	2,680,283
NiSource Finance Corp., 7.625%, 11/15/2005	1,000,000	1,092,497
PNC Funding Corp., 5.75%, 8/1/2006	1,500,000	1,610,414
Simon Property Group LP, 7.375%, 1/20/2006	1,000,000	1,098,186
Suntrust Banks, Inc., 7.375%, 7/1/2006	3,000,000	3,345,792
US Bancorp:
2.75%, 3/30/2006	3,000,000	3,036,948
6.75%, 10/15/2005	1,000,000	1,082,934
Verizon Global Funding Corp., 6.75%, 12/1/2005	5,000,000	5,425,350
Wachovia Corp., 4.95%, 11/1/2006	1,000,000	1,061,719
Washington Mutual, Inc., 2.4%, 11/3/2005	2,500,000	2,506,335
Wells Fargo & Co.:
5.9%, 5/21/2006	1,500,000	1,621,746
7.25%, 8/24/2005	5,000,000	5,431,490
		183,113,755
Health Care 0.8%
Abbott Laboratories, 5.625%, 7/1/2006	1,500,000	1,617,957
Pfizer, Inc., 5.625%, 2/1/2006	2,000,000	2,140,388
Wyeth, 6.25%, 3/15/2006	5,000,000	5,393,315
		9,151,660
Industrials 1.7%
Boeing Capital Corp., 5.65%, 5/15/2006	4,000,000	4,270,576
DaimlerChrysler NA Holding Corp.:
7.4%, 1/20/2005	4,000,000	4,216,496
7.75%, 6/15/2005	1,500,000	1,614,252
General Dynamics Corp., 2.125%, 5/15/2006	1,000,000	994,202
Honeywell International, Inc., 6.875%, 10/3/2005	1,000,000	1,086,748
Norfolk Southern Corp., 8.375%, 5/15/2005	1,000,000	1,087,504
Raytheon Co., 6.5%, 7/15/2005	3,000,000	3,197,028
Union Pacific Corp., 7.6%, 5/1/2005	1,000,000	1,070,661
United Technologies Corp., 7.0%, 9/15/2006	1,000,000	1,112,357
		18,649,824
Information Technology 0.5%
Citizens Communications, 8.5%, 5/15/2006	1,000,000	1,091,861
Hewlett-Packard Co.:
5.75%, 12/15/2006	500,000	541,303
7.15%, 6/15/2005	1,500,000	1,612,686
IBM Corp., 4.875%, 10/1/2006	1,500,000	1,593,966
		4,839,816
Materials 0.7%
Alcoa, Inc., 5.875%, 6/1/2006	500,000	540,275
International Paper Co., 8.125%, 7/8/2005	1,000,000	1,089,349
Praxair, Inc., 6.9%, 11/1/2006	1,000,000	1,114,335
Weyerhaeuser Co.:
5.5%, 3/15/2005	3,000,000	3,123,168
6.0%, 8/1/2006	2,000,000	2,141,594
		8,008,721
Telecommunication Services 1.1%
AT&T Wireless Services, Inc., 7.35%, 3/1/2006	1,000,000	1,093,528
Bellsouth Corp., 5.0%, 10/15/2006	1,500,000	1,591,790
Cingular Wireless LLC, 5.625%, 12/15/2006	1,000,000	1,072,659
Cox Communications, Inc., 6.875%, 6/15/2005	1,000,000	1,069,449
SBC Communications, Inc., 5.75%, 5/2/2006	1,700,000	1,824,148
Sprint Capital Corp., 7.125%, 1/30/2006	3,500,000	3,786,538
Vodafone Group PLC, 7.625%, 2/15/2005	1,000,000	1,066,074
		11,504,186
Utilities 1.6%
American Electric Power, 6.125%, 5/15/2006	1,500,000	1,616,381
Dominion Resources, Inc., 2.8%, 2/15/2005	2,000,000	2,020,618
KeySpan Corp., 7.25%, 11/15/2005	1,700,000	1,852,451
Kinder Morgan, Inc., 6.65%, 3/1/2005	2,500,000	2,640,323
National Rural Utilities Co., 6.0%, 5/15/2006	2,500,000	2,696,045
Northern States Power Co., 2.875%, 8/1/2006	2,000,000	2,007,572
Pepco Holdings, Inc., 3.75%, 2/15/2006	2,500,000	2,547,033
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,084,147
Virginia Electric and Power Co., 5.75%, 3/31/2006	1,000,000	1,070,697
		17,535,267
Total Corporate Bonds (Cost $325,736,234)		330,069,255

Foreign Bonds - US$ Denominated 3.2%
BP Capital Markets PLC, 2.75%, 12/29/2006	2,500,000	2,503,910
British Telecommunications PLC, 7.625%, 12/15/2005**	3,000,000	3,306,039
Deutsche Telekom International Finance BV, 8.25%, 6/15/2005	3,000,000	3,254,265
Diageo Finance BV, 3.0%, 12/15/2006	1,500,000	1,507,847
France Telecom, 7.2%, 3/1/2006**	3,200,000	3,574,384
Province of Manitoba, 2.75%, 1/17/2006	2,000,000	2,014,140
Province of Ontario, 2.625%, 12/15/2005	4,000,000	4,027,476
Province of Quebec, 5.5%, 4/11/2006	1,000,000	1,069,300
Republic of Italy, 4.625%, 6/15/2005	8,750,000	9,094,908
Rio Tinto Financial USA Ltd., 5.75%, 7/3/2006	2,000,000	2,153,806
Swedish Export Credit Corp., 2.875%, 1/26/2007	1,500,000	1,507,416
United Mexican States, 8.5%, 2/1/2006	720,000	805,680
Total Foreign Bonds - US$ Denominated (Cost $34,606,941)		34,819,171

Asset Backed 25.3%
Automobile Receivables 7.6%
Aesop Funding II LLC "A", Series 1998-1, 6.14%, 5/20/2006	10,941,000	11,488,511
Americredit Automobile Receivables Trust:
"A2A", Series 2003 -A3, 1.677%, 10/6/2006	3,951,991	3,955,106
"A4A", Series 2003-AM, 3.1%, 11/6/2009	255,000	256,420
"A4", Series 2002-C, 3.55%, 2/12/2009	1,405,000	1,430,255
"B", Series 2002-1, 4.23%, 10/6/2006	3,255,000	3,308,470
"B", Series 2002-1, 5.28%, 4/9/2007	6,120,000	6,316,019
Capital Auto Receivables Asset Trust "A4", Series 2002-5, 2.92%, 4/15/2008	10,000,000	10,118,501
Capital One Prime Auto Receivables Trust "A4", Series 2003-1, 2.59%, 9/15/2009	6,410,000	6,387,016
First Security Auto Owner Trust, "A4", Series 2000-1, 7.4%, 10/17/2005	3,161,713	3,168,608
Ford Credit Auto Owner Trust:
"A3", Series 2001-D, 4.31%, 6/15/2005	3,565,181	3,591,765
"C", Series 2002-D, 4.4%, 5/15/2007	3,280,000	3,328,186
"C", Series 2002-C, 4.81%, 3/15/2007	1,095,000	1,125,273
Honda Auto Receivables Trust "A4", Series 2002-3, 3.61%, 12/18/2007	4,590,000	4,702,443
Household Automotive Trust "A4", Series 2003-2, 3.02%, 12/17/2010	5,410,000	5,393,666
Hyundai Auto Receivables Trust "B", Series 2002-A, 3.54%, 2/16/2009	4,020,000	4,076,720
Toyota Auto Receivables Owner Trust "A4", Series 2002-C, 7.21%, 4/15/2007	3,400,358	3,436,583
Union Acceptance Corp. "A4", Series 2000-D, 6.89%, 4/9/2007	6,222,973	6,407,496
WFS Financial Owner Trust "A4A", Series 2002-1, 4.87%, 9/20/2009	1,740,000	1,815,941
World Omni Auto Receivables Trust "B", Series 2002-A, 3.75%, 7/15/2009	1,943,521	1,960,760
		82,267,739
Credit Card Receivables 10.6%
American Express Credit Account Master Trust "A", Series 2000-1, 7.2%, 9/17/2007	5,000,000	5,312,830
Capital One Master Trust:
"A", Series 2000-2, 7.2%, 8/15/2008	1,240,000	1,333,398
"C", Series 1999-1, 6.6%, 7/16/2007	3,210,000	3,261,125
"C", Series 2000-3, 7.9%, 10/15/2010	6,850,000	7,678,422
Capital One Multi-Asset Execution Trust "C2", Series 2003-C2, 4.32%, 4/15/2009	1,850,000	1,886,734
Chase Credit Card Master Trust "A", Series 1999-3, 6.66%, 1/15/2007	2,415,000	2,495,415
Chase USA Master Trust "C", Series 1999-1, 7.35%, 1/15/2009	6,670,000	6,863,082
Chemical Master Credit Card Trust "A", Series 1996-3, 7.09%, 2/15/2009	17,705,000	19,366,928
Citibank Credit Card Issuance Trust:
"A", Series 2002-A1, 4.95%, 2/9/2009	2,580,000	2,741,206
"A1", Series 2000-A1, 6.9%, 10/15/2007	2,500,000	2,708,658
"C1", Series 2000-C1, 7.45%, 9/15/2007	5,600,000	6,056,107
Discover Card Master Trust I "A", Series 2000-9, 6.35%, 7/15/2008	7,500,000	8,107,350
Fleet Credit Card Master Trust II:
"A", Series 2001-B, 5.6%, 12/15/2008	6,230,000	6,656,619
"B", Series 2001-B, 5.9%, 12/15/2008	10,000,000	10,668,470
"A", Series 1999-C, 6.9%, 4/16/2007	700,000	728,276
Household Affinity Credit Card Master Note "B", Series 2003-2, 2.51%, 2/15/2008	4,454,000	4,453,987
MBNA Credit Card Master Note Trust "C3", Series 2001-C3, 6.55%, 12/15/2008	5,600,000	6,059,320
Pass-Through Amortizing Credit Card Trust "A1FX", Series 2002-1A, 4.096%, 6/18/2012	5,117,807	5,230,567
Prime Credit Card Master Trust "A", Series 2000-1, 6.7%, 10/15/2009	12,705,000	13,578,366
		115,186,860
Home Equity Loans 1.5%
Chase Funding Mortgage Loan, Series 2003-4, 2.138%, 5/25/2036	11,400,000	11,347,934
IMC Home Equity Loan Trust, Series 1998-3, 6.34%, 8/20/2029	4,582,887	4,733,382
		16,081,316
Manufactured Housing Receivables 2.3%
Green Tree Financial Corp.:
"A4", Series 1996-1, 6.5%, 3/15/2027	440,213	451,470
"A5", Series 1994-1, 7.65%, 4/15/2019	504,909	533,911
"B2", Series 1996-5, 8.45%, 7/15/2027*	9,577,843	2,490,239
Merrill Lynch Mortgage Investors, Inc.:
"A2", Series 1998-C2, 6.39%, 2/15/2030**	12,280,000	13,426,231
"A3", Series 1996-C2, 6.96%, 11/21/2028	5,427,281	5,900,790
Oakwood Mortgage Investors, Inc. "A3", Series 1999-B, 6.45%, 11/15/2017	2,612,059	2,531,601
		25,334,242
Miscellaneous 3.3%
California Infrastructure "A6", Series 1997-1, 6.38%, 9/25/2008	4,474,481	4,765,473
Caterpillar Financial Asset Trust "B", Series 2002-A, 4.03%, 5/26/2008	1,580,000	1,605,175
CIT RV Trust, 6.4%, 8/15/2013	6,205,000	6,446,476
Credit Based Asset Servicing Corp., 7.25%, 6/25/2032	1,759,454	1,671,482
Peco Energy Transition Trust, "A6", Series 1999-A, 6.05%, 3/1/2009	10,000,000	10,834,361
PP&L Transition Bond Co. LLC "A7", Series 1999-1, 7.05%, 6/25/2009	1,010,000	1,128,831
Public Service New Hampshire Funding LLC "A2", Series 2001-1, 5.73%, 11/1/2010	9,218,268	9,923,995
		36,375,793
Total Asset Backed (Cost $284,424,610)		275,245,950

US Government Backed 19.2%
US Treasury Bond, 10.375%, 11/15/2009	21,500,000	23,160,381
US Treasury Note:
1.625%, 1/31/2005 (b)	75,650,000	75,942,539
1.75%, 12/31/2004	30,645,000	30,799,420
2.375%, 8/15/2006 (b)	549,000	551,960
2.625%, 11/15/2006 (b)	73,515,000	74,163,990
5.625%, 2/15/2006 (b)	3,640,000	3,922,810
Total US Government Backed (Cost $207,658,955)		208,541,100

US Government Agency Sponsored Pass-Thrus 0.3%
Federal Home Loan Mortgage Corp., 7.2%, 10/1/2006	958,178	1,062,380
Federal National Mortgage Association, 8.0%, 7/1/2015	1,478,140	1,585,785
Total US Government Agency Sponsored Pass-Thrus (Cost $2,580,377)		2,648,165

Collateralized Mortgage Obligations 17.0%
Amresco Commercial Mortgage Funding I: "A3", Series 1997-C1, 7.19%, 6/17/2029	11,451,000	12,689,175
"B", Series 1997-C1, 7.24%, 6/17/2029	2,700,000	3,014,284
Bank of America Mortgage Securities:
"1A3", Series 2002-K, 3.5%, 10/20/2032	1,265,259	1,262,356
"B1", Series 2002-H, 4.682%, 8/25/2032**	3,085,366	3,115,498
"B2", Series 2002-H, 4.682%, 8/25/2032**	2,146,588	2,164,952
"B1", Series 2002-F, 4.801%, 6/25/2032**	2,931,395	2,947,884
"B2", Series 2002-B, 5.199%, 3/25/2032	1,698,411	1,711,035
"B2", Series 2002-A, 5.242%, 2/25/2032	2,127,444	2,144,703
"B3", Series 2002-D, 5.443%, 5/25/2032**	1,246,970	1,256,177
"B1", Series 2002 -D, 5.443%, 5/25/2032**	3,061,573	3,083,099
"B2", Series 2002-C, 5.512%, 5/25/2032	1,356,278	1,365,072
Capco America Securitization Corp., Series 1998-D7, 5.86%, 10/15/2030	15,699,578	16,519,735
Chase Commercial Mortgage Securities Corp., Series 1997-2, 6.6%, 12/19/2029	10,000,000	10,988,039
CMC Securities Corp. III, Series 1998-2, 6.75%, 11/25/2028	87,351	89,207
Commercial Mortgage Asset Trust, Series 1999-C1, 6.25%, 1/17/2032	18,393,903	19,265,432
CS First Boston Mortgage Securities Corp.: Series 1997-C1,7.24%, 6/20/2029	14,740,000	16,275,346
"M1", Series 2001-10R, 6.72%, 12/27/2028**	249,052	249,052
DLJ Mortgage Acceptance Corp., Series 1997-CF2, 6.82%, 10/15/2030	9,677,223	10,384,091
Federal Home Loan Mortgage Corp., "BT", Series 2448, 6.0%, 5/15/2017	28,452	29,334
Federal National Mortgage Association:
"PD", Series G94-10, 6.5%, 9/17/2009	5,000,000	5,319,543
"A1", Series 2001-T8, 7.5%, 7/25/2041	2,729,135	2,979,874
GMAC Commercial Mortgage Securities, Inc.:
"A1", Series 1998-C2, 6.15%, 11/1/2007	1,833,144	1,922,259
"A3", Series 1997-C1, 6.869%, 7/15/2029	16,320,000	18,049,809
Headlands Mortgage Securities, Inc., Series 1998-3, 6.65%, 2/25/2029	4,252,400	4,386,705
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, 7.088%, 9/15/2029	1,429,240	1,596,624
Master Resecuritization Trust:
Series 2003-3, 4.25%, 1/28/2033	9,374,221	9,142,795
Series 2002-3, 5.0%, 9/26/2031	5,970,615	5,918,372
Merrill Lynch Mortgage Investors, Inc.:
Series 1997-C1, 7.12%, 6/18/2029	5,528,935	6,017,909
"A3", Series 1996-C1, 7.42%, 4/25/2028	13,477,594	13,921,678
Nationslink Funding Corp., Series 1998-2, 6.0%, 8/20/2030	468,776	493,911
Paine Webber Mortgage Acceptance Corp., Series 1999-4, 6.799%, 7/28/2024	567,974	567,974
PNC Mortgage Acceptance Corp., Series 2000-C1, 7.52%, 7/15/2008	4,042,241	4,500,985
Prudential Home Mortgage Securities, "4B", Series 1994-A, 6.784%, 4/28/2024	1,528,782	1,534,515
Residential Funding Mortgage Securities, Inc., "B2", Series 1992-J9, 7.78%, 4/28/2022**	657,789	657,789
Total Collateralized Mortgage Obligations (Cost $186,604,513)		185,565,213

US Agency Obligation 0.8%
Federal National Mortgage Association, 2.625%, 11/15/2006 (Cost $7,900,042)	7,920,000	7,936,133

Government National Mortgage Association 2.1%
Government National Mortgage Association:
7.0% with various maturities from 6/15/2012 to 6/15/2017	12,976,017	13,950,910
8.0% with various maturities from 1/15/2010 to 8/15/2012	3,546,775	3,825,563
8.5%, 11/15/2009	2,270,675	2,401,965
9.5% with various maturities from 12/15/2016 to 11/15/2020	5,858	6,556
11.5%, 4/15/2019	2,648,250	3,020,880
Total Government National Mortgage Association (Cost $22,842,490)		23,205,874

	Shares	Value ($)

Cash Equivalents 15.6%
Daily Assets Fund Institutional, 1.05% (c) (d)	148,617,816	148,617,816
Scudder Cash Management QP Trust, 1.11% (e)	21,661,753	21,661,753
Total Cash Equivalents (Cost $170,279,569)		170,279,569

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,242,631,731) (a)	113.8	1,238,310,430
Other Assets and Liabilities, Net	(13.8)	(150,293,440)
Net Assets	100.0	1,088,016,990

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of December 31, 2003.
(a) The cost for federal income tax purposes was $1,250,415,578. At December 31, 2003, net unrealized depreciation for all securities based on tax cost was $12,105,148. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,629,999 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,735,147.
(b) All or a portion on these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2003 amounted to $144,957,973, which is 13.3% of total net assets.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $1,072,352,162)	$ 1,068,030,861
Investment in Daily Assets Fund Institutional (cost $148,617,816)*	148,617,816
Investment in Scudder Cash Management QP Trust (cost $21,661,753)	21,661,753
Total investments in securities, at value (cost $1,242,631,731)	1,238,310,430
Receivable for investments sold	884,683
Interest receivable	9,262,291
Receivable for Fund shares sold	1,066,699
Total assets	1,249,524,103
Liabilities
Payable upon return of securities loaned	148,617,816
Payable for investment purchased	9,110,959
Payable for Fund shares redeemed	3,005,114
Accrued management fee	418,572
Other accrued expenses and payables	354,652
Total liabilities	161,507,113
Net assets, at value	$ 1,088,016,990
Net Assets
Net assets consist of: Undistributed net investment income	$ 523,092
Net unrealized appreciation (depreciation) on investments	(4,321,301)
Accumulated net realized gain (loss)	(111,458,327)
Paid-in capital	1,203,273,526
Net assets, at value	$ 1,088,016,990

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($131,743,821 / 12,507,117 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.53
Maximum offering price per share (100 / 97.25 of $10.53)	$ 10.83
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($31,114,950 / 2,954,007 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.53
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,797,712 / 2,543,223 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.54
Maximum offering price per share (100 / 99.00 of $10.54)	$ 10.65
Class AARP Net Asset Value, offering and redemption price per share ($336,844,600 / 31,966,950 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.54
Class S Net Asset Value, offering and redemption price per share ($561,515,907 / 53,300,796 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Interest	$ 43,848,570
Interest - Scudder Cash Management QP Trust	500,449
Securities lending income	21,912
Total Income	44,370,931
Expenses: Management fee	5,094,767
Administrative fee	3,462,456
Distribution service fees	920,521
Trustees' fees and expenses	33,973
Other	33,858
Total expenses, before expense reductions	9,545,575
Expense reductions	(6,944)
Total expenses, after expense reductions	9,538,631
Net investment income	34,832,300
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	8,848,856
Net realized appreciation (depreciation) during the period on investments	(14,423,109)
Net gain (loss) on investment transactions	(5,574,253)
Net increase (decrease) in net assets resulting from operations	$ 29,258,047

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 34,832,300	$ 43,575,167
Net realized gain (loss) on investment transactions	8,848,856	5,298,303
Net unrealized appreciation (depreciation) on investment transactions during the period	(14,423,109)	4,227,510
Net increase (decrease) in net assets resulting from operations	29,258,047	53,100,980
Distributions to shareholders from: Net investment income: Class A	(4,778,111)	(5,212,357)
Class B	(1,088,096)	(1,090,269)
Class C	(759,957)	(417,664)
Class AARP	(13,814,655)	(15,852,420)
Class S	(23,792,035)	(28,107,761)
Fund share transactions: Proceeds from shares sold	238,809,298	274,455,343
Reinvestment of distributions	34,628,302	39,636,169
Cost of shares redeemed	(317,229,647)	(312,276,161)
Net increase (decrease) in net assets from Fund share transactions	(43,792,047)	1,815,351
Increase (decrease) in net assets	(58,766,854)	4,235,860
Net assets at beginning of period	1,146,783,844	1,142,547,984
Net assets at end of period (including undistributed net investment income of $523,092 at December 31, 2003)	$ 1,088,016,990	$ 1,146,783,844

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.31	.39	.26
Net realized and unrealized gain (loss) on investment transactions	(.05)	.08	(.01)
Total from investment operations	.26	.47	.25
Less distributions from: Net investment income	(.40)	(.45)	(.27)
Net asset value, end of period	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[c]	2.36	4.67	2.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	130	120
Ratio of expenses (%)	1.01	1.03	1.03*
Ratio of net investment income (%)	2.92	3.63	4.62*
Portfolio turnover rate (%)	221	346	87
[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to December 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Class B
Years ended December 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.22	.30	.21
Net realized and unrealized gain (loss) on investment transactions	(.05)	.09	(.01)
Total from investment operations	.17	.39	.20
Less distributions from: Net investment income	(.31)	(.37)	(.22)
Net asset value, end of period	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[c]	1.54	3.82	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	37	30
Ratio of expenses (%)	1.82	1.83	1.83*
Ratio of net investment income (%)	2.11	2.83	3.82*
Portfolio turnover rate (%)	221	346	87
[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to December 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of sales charge.
* Annualized
** Not annualized

Class C
Years ended December 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.68	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.23	.31	.21
Net realized and unrealized gain (loss) on investment transactions	(.06)	.09	(.01)
Total from investment operations	.17	.40	.20
Less distributions from: Net investment income	(.31)	(.37)	(.22)
Net asset value, end of period	$ 10.54	$ 10.68	$ 10.65
Total Return (%)[c]	1.66[d]	3.85	1.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	20	9
Ratio of expenses (before expense reductions) (%)	1.80	1.80	1.80*
Ratio of expenses (after expense reductions) (%)	1.78	1.80	1.80
Ratio of net investment income (%)	2.15	2.86	3.85*
Portfolio turnover rate (%)	221	346	87
[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to December 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended December 31,	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.68	$ 10.65	$ 10.56	$ 10.38
Income (loss) from investment operations: Net investment income[c]	.34	.42	.55	.26
Net realized and unrealized gain (loss) on investment transactions	(.05)	.09	.13	.18
Total from investment operations	.29	.51	.68	.44
Less distributions from: Net investment income	(.43)	(.48)	(.59)	(.26)
Net asset value, end of period	$ 10.54	$ 10.68	$ 10.65	$ 10.56
Total Return (%)	2.73	4.85	6.67	4.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	337	349	353	346
Ratio of expenses (%)	.76	.75	.75	.73d*
Ratio of net investment income (%)	3.17	3.91	5.18	6.32*
Portfolio turnover rate (%)	221	346	87	167
[a] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from August 14, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .76%.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2003	2002	2001[a]	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.68	$ 10.65	$ 10.56	$ 10.44	$ 10.87
Income (loss) from investment operations:
Net investment income[b]	.34	.42	.55	.64	.60
Net realized and unrealized gain (loss) on investment transactions	(.06)	.09	.13	.11	(.44)
Total from investment operations	.28	.51	.68	.75	.16
Less distributions from: Net investment income	(.43)	(.48)	(.59)	(.63)	(.59)
Net asset value, end of period	$ 10.53	$ 10.68	$ 10.65	$ 10.56	$ 10.44
Total Return (%)	2.73	4.95	6.56	7.49[c]	1.57[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	562	610	632	646	774
Ratio of expenses before expense reductions (%)	.76	.75	.75	.90[d]	.87
Ratio of expenses after expense reductions (%)	.76	.75	.75	.84[d]	.85
Ratio of net investment income (%)	3.17	3.91	5.18	6.10	5.60
Portfolio turnover rate (%)	221	346	87	167	256
[a] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .88% and .82%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Short-Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs. There were no open mortgage dollar rolls at year end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $102,921,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2004 ($27,917,000), December 31, 2005 ($20,309,000), December 31, 2006 ($6,741,000), December 31, 2007 ($32,143,000) and December 31, 2008 ($15,811,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2003 through December 31, 2003, the Fund incurred approximately $753,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2004.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 523,092
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (102,921,000)
Unrealized appreciation (depreciation) on investments	$ (12,105,148)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended December 31,
	2003	2002
Distributions from ordinary income*	$ 44,232,854	$ 50,680,471

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments, US Treasury Obligations and mortgage dollar rolls) aggregated $1,376,486,975 and $1,288,874,018, respectively. Purchase and sales of US Treasury Obligations aggregated $1,002,079,314 and $1,075,212,514, respectively. Purchases and sales of mortgage dollar rolls aggregated $0 and $42,447,656, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $1,500,000,000 of the Fund's average daily net assets, 0.425% of the next $500,000,000 of such net assets, 0.40% of the next $1,000,000,000 of such net assets, 0.385% of the next $1,000,000,000 of such net assets, 0.37% of the next $1,000,000,000 of such net assets, 0.355% of the next $1,000,000,000 of such net assets and 0.34% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.350%, 0.30% and 0.30% of average daily net assets for Class A, B, C, AARP and S, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Services Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered by the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees). Furthermore, for the period October 1, 2003 through December 31, 2003, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.79%, 0.90%, 0.71%, 0.84% and 0.79% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extra ordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees). For the year ended December 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at December 31, 2003
Class A	$ 414,610	$ -	$ 35,091
Class B	139,705	-	9,995
Class C	89,453	5,816	10,038
Class AARP	1,035,179	-	84,665
Class S	1,783,509	-	140,229
	$ 3,462,456	$ 5,816	$ 280,018

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2003
Class B	$ 279,409	$ 20,043
Class C	191,686	17,031
	$ 471,095	$ 37,074

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2003	Effective Rate
Class A	$ 296,924	$ 20,417.23%
Class B	90,129	6,270.24%
Class C	62,373	6,561.24%
	$ 449,426	$ 33,248

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended December 31, 2003 aggregated $19,229 and $48, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2003, the CDSC for Class B and C shares aggregated $159,331 and $9,368, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2003, SDI received $30,980.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor retainer fees, plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2003, pursuant to the Administrative Agreement, the Administrative fee was reduced by $1,128 for custodian credits earned.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan and 105 percent of the value of international securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2003		Year Ended December 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,400,936	$ 78,609,669	7,743,106	$ 82,223,701
Class B	1,935,579	20,586,330	2,370,876	25,153,632
Class C	1,756,496	18,690,161	1,790,914	19,000,854
Class AARP	3,275,407	34,820,306	3,391,945	36,026,136
Class S	8,096,385	86,102,832	10,559,604	112,051,020
		$ 238,809,298		$ 274,455,343
Shares issued to shareholders in reinvestment of distributions
Class A	368,464	$ 3,907,109	403,762	$ 4,272,420
Class B	82,687	877,243	83,769	886,531
Class C	45,988	487,739	28,739	304,152
Class AARP	958,653	10,169,577	1,089,946	11,534,403
Class S	1,808,807	19,186,634	2,139,590	22,638,663
		$ 34,628,302		$ 39,636,169
Shares redeemed
Class A	(7,485,011)	$ (79,494,159)	(7,149,177)	$ (75,868,495)
Class B	(2,507,338)	(26,619,769)	(1,806,279)	(19,164,712)
Class C	(1,135,644)	(12,051,294)	(788,115)	(8,353,352)
Class AARP	(4,962,263)	(52,699,681)	(4,886,994)	(51,848,631)
Class S	(13,785,895)	(146,364,744)	(14,810,434)	(157,040,971)
		$ (317,229,647)		$ (312,276,161)
Net increase (decrease)
Class A	284,389	$ 3,022,619	997,691	$ 10,627,626
Class B	(489,072)	(5,156,196)	648,366	6,875,451
Class C	666,840	7,126,606	1,031,538	10,951,654
Class AARP	(728,203)	(7,709,798)	(405,103)	(4,288,092)
Class S	(3,880,703)	(41,075,278)	(2,111,240)	(22,351,288)
		$ (43,792,047)		$ 1,815,351

Report of Independent Auditors

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Short-Term Bond Fund (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 27, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each officer is Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (57) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (71) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present[5]	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York
5 Effective January 16, 2004, Mr. Hirsch is no longer Vice President of the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZBAX	SZBBX	SZBCX
CUSIP Number	810902-270	810902-288	810902-296
Fund Number	422	622	722

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASHTX	SCSTX
Fund Number	122	022

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  December  31,  2003,  the Scudder  Funds Trust has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its President and Treasurer and its Chief Financial  Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER SHORT TERM BOND FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year      Audit        Audit-Related     Tax Fees         All Other
    Ended       Fees Billed     Fees Billed       Billed to     Fees Billed
 December 31      to Fund        to Fund           Fund           to Fund
--------------------------------------------------------------------------------
2003              $85,500         $1,237          $8,900             $0
--------------------------------------------------------------------------------
2002              $79,200         $1,361          $10,500            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related                                      All
                    Fees Billed to       Tax Fees Billed to   Other Fees Billed
Fiscal Year          Adviser and            Adviser and         to Adviser and
  Ended            Affiliated Fund        Affiliated Fund      Affiliated Fund
December 31       Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2003                   $538,457                 $0                    $0
--------------------------------------------------------------------------------
2002                   $399,300               $69,500              $92,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                         Total Non-Audit Fees
                        billed to Adviser and
                           Affiliated Fund
                          Service Providers     Total Non-Audit Fees
                Total    (engagements related   billed to Adviser
              Non-Audit    directly to the     and Affiliated Fund
                Fees       operations and       Service Providers
               Billed     financial reporting     (all other
Fiscal Year    to Fund      of the Fund)           engagements)       Total of
   Ended                                                               (A), (B)
December 31      (A)            (B)                   (C)               and (C)
--------------------------------------------------------------------------------
2003            $8,900            $0               $3,967,000     $3,975,900
--------------------------------------------------------------------------------
2002            $10,500        $161,900           $17,092,950    $17,265,350
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Short Term Bond Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Short Term Bond Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------